                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                  $172,367,100
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                             SASCO 2003-17A GROUP I
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                                 [TBD], TRUSTEE

-----------------------------------------------------------------------------------------------------------------------------------
                                                    WAL to
                                                      WA         WAL To      Est. Pmt   Expected
                                                    Months      Optional    to Optional  Initial       Legal          Expected
              Approx.     Initial     Security      To Roll    Termination  Termination   Loss         Final           Ratings
 Class       Size ($)    Coupon(1)   Description  (yrs)(2)(3)   (yrs)(2)     Window(2)   Coverage     Maturity      (S&P/Moody's)
-----------------------------------------------------------------------------------------------------------------------------------
1-A1        $164,981,000  Variable    Variable PT     NA          2.76      06/03-05/13   6.20%        5/25/2033        AAA / Aaa
1-AX(4)         Notional    0.44%   Interest Only     NA          0.38      06/03-10/03   6.20%       10/25/2003        AAA / Aaa
B1-I          $5,188,000  Variable      Sub PT        NA          5.42      06/03-05/13   3.25%        5/25/2033            AA
B2-I          $2,198,000  Variable      Sub PT        NA          5.42      06/03-05/13   2.00%        5/25/2033            A
B1-I-X(4)       Notional  Variable  Interest Only     NA          5.42      06/03-05/13   3.25%        5/25/2033            AA
B2-I-X(4)       Notional  Variable  Interest Only     NA          5.42      06/03-05/13   2.00%        5/25/2033            A
-----------------------------------------------------------------------------------------------------------------------------------
2-A(6)                                Variable PT              Not Offered                4.90%        5/25/2033        AAA / Aaa
2-AX(4)(6)      Notional            Interest Only              Not Offered                4.90%       03/25/2008        AAA / Aaa
2-PAX(4)(6)     Notional            Interest Only              Not Offered                4.90%       03/25/2008        AAA / Aaa
-----------------------------------------------------------------------------------------------------------------------------------
3-A(6)                                Variable PT              Not Offered                4.90%        5/25/2033        AAA / Aaa
3-AX(4)(6)      Notional            Interest Only              Not Offered                4.90%       12/25/2007        AAA / Aaa
-----------------------------------------------------------------------------------------------------------------------------------
4-A(6)                                Variable PT              Not Offered                4.90%        5/25/2033        AAA / Aaa
4-AX(4)(6)      Notional            Interest Only              Not Offered                4.90%       03/25/2010        AAA / Aaa
-----------------------------------------------------------------------------------------------------------------------------------
B1-II(6)                  Variable      Sub PT                 Not Offered                1.90%        5/25/2033            AA
B2-II(6)                  Variable      Sub PT                 Not Offered                1.20%        5/25/2033            A
B3(5)(6)      $6,198,000  Variable      Sub PT        NA       Not Offered  06/03-05/13   0.75%        5/25/2033           BBB
B4(5)(6)      $2,661,000  Variable   Not Offered      NA       Not Offered  06/03-05/13   0.50%        5/25/2033            BB
B5(5)(6)      $2,661,000  Variable   Not Offered      NA       Not Offered  06/03-05/13   0.25%        5/25/2033            B
B6(5)(6)      $2,676,508  Variable   Not Offered      NA       Not Offered  06/03-05/13   0.00%        5/25/2033            NR
-----------------------------------------------------------------------------------------------------------------------------------
R(7)                $100  Variable     Residual       NA          0.07      06/03-06/03   6.00%        5/25/2033        AAA / Aaa
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


(1)  The Class coupons are described under "Interest Rates" on page 6.


(2) Prepayments for Mortgage Pool 1 were run at 28% CPR per annum, and prepayments for Mortgage Pool 2, Pool 3, and Pool 4 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in June 2003.

(3) WAL to WA Months to Roll is applicable to the Senior Certificates offered from Mortgage Pools 2 through 4. The WA Months to Roll for Mortgage Pool 2 is month [58] (the Distribution Date in [March 2008]). The WA Months to Roll for Mortgage Pool 3 is month [55] (the Distribution Date in [December 2007]). The WA Months to Roll for Mortgage Pool 4 is month [82] (the Distribution Date in [March 2010]).

(4) The Class 1-AX, 2-AX, 2-PAX, 3-AX, 4-AX, B1-I-X and B2-I-X will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in October 2003 (month 5) the Class 1-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in [March 2008 (month 58)] the Class 2-AX and 2-PAX will no longer be entitled to receive distributions of any kind. After the Distribution Date in [December 2007 (month 55)] the Class 3-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in [March 2010 (month 82)] the Class 4-AX will no longer be entitled to receive distributions of any kind.

(5)  Crossed-subordinate bonds.

(6)  Not offered under this term sheet.

(7)  Non-economic REMIC residual.


--------------------------------------------------------------------------------
ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL
    BALANCES AS OF APRIL 1, 2003 UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS
CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE
            INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Deal Overview:

o    The deal is comprised of 2 Mortgage Pools:
         Mortgage Pool 1 is comprised of 6-month LIBOR ARMs.
         Mortgage Pool 2 is comprised of 5-year Hybrid ARMs. The 5-year Hybrid ARMs in Pool 2 are indexed to either 6-month LIBOR (94.47%), 1-year CMT (0.53%) or 12-month LIBOR (5.00%).
         Mortgage Pool 3 is comprised of 5-year Hybrid ARMs. The 5-year Hybrid ARMs in Pool 3 are indexed to either 1-year CMT (94.40%) or 12-month LIBOR (5.60%).
         Mortgage Pool 4 is comprised of 7-year Hybrid ARMs. The 7-year Hybrid ARMs in Pool 4 are indexed to either 6-month LIBOR (89.13%), 12-month LIBOR (9.45%) or 1-year CMT (1.42%).

o 86.45% of the aggregate Mortgage Pool was originated by Aurora Loan Services, Inc ("ALS").

o Interest and principal on Pool 1, Pool 2, Pool 3, and Pool 4 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o Interest and principal on the Class B1-I, B1-I-X, B2-I and B2-I-X subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 1 (the Class B1-I-X and B2-I-X are interest only certificates). Similarly, interest and principal on the Class B1-II and B2-II subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pools 2 through 4.

o Interest and principal on the Class B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE




--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the applicable Available Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

           Mortgage Pool 1                     Mortgage Pools 2 through 4
    Available Distribution Amount            Available Distribution Amount

--------------------------------------     -------------------------------------
 First, to Class R, 1-A1 and 1-AX to         First, to Class 2-A, 2-AX, 2-PAX,
            pay interest                      3-A, 3-AX, 4-A, and 4-AX to pay
                                                         interest
--------------------------------------     -------------------------------------

--------------------------------------     -------------------------------------
 Second, to Class R and 1-A1 to pay         Second, to Class 2-A, 3-A, and 4-A
              principal                              to pay principal
--------------------------------------     -------------------------------------

--------------------------------------     -------------------------------------
   To Class B1-I, B1-I-X, B2-I and            To Class B1-II and B2-II to pay
B2-I-X to pay interest and principal              interest and principal
--------------------------------------     -------------------------------------


--------------------------------------------------------------------------------
             To Class B3, B4, B5 and B6 to pay interest and principal
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Cut off Date:                       May 1, 2003

Expected Pricing Date:              Week of May 12, 2003

Expected Settlement Date:           May 30, 2003

Distribution Dates:                 25th of each month, commencing in June 2003

Collection Period:                  The calendar month preceding the current
                                    Distribution Date

Issuer:                             Structured Asset Securities Corp. ("SASCO")

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Servicer(s):                        ALS Cendant, Colonial Savings, National City
                                    Mortgage Company

Master Servicer Fee:                The Master Servicer will be paid a monthly
                                    fee (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master
                                    Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:                      WA is approximately 0.251% per annum and
                                    ranges from 0.250% to 0.375% per annum on the outstanding mortgage balance.

Trustee:                            [ ]

Trustee Fee:                        0.007% per annum

Rating Agencies:                    Standard and Poor's ("S&P") will rate all of
                                    the Offered Certificates. Moody's will rate all of the Senior Certificates.

Day Count:                          30/360

Delay Days:                         24 Day Delay:    All Classes.

Registration:                       Book-entry form through DTC


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Minimum Denomination:               Class 1-A1, 2-A, 3-A and 4-A: $25,000 /$1
                                    thereafter.
                                    Class 1-AX, 2-AX, 2-PAX, 3-AX, 4-AX, B1-I-X and B2-I-X: $1,000,000 /$1 thereafter.
                                    Class B1-I, B2-I, B1-II, B2-II, and B3:
                                    $100,000/$1 thereafter.

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         Mortgage Pool 1: 28% CPR per annum.
                                    Mortgage Pool 2 - Pool 4: 25% CPR per annum.

SMMEA Eligibility:                  All offered classes will be SMMEA eligible
                                    except for Class B2-I, B2-I-X, B2-II and B3
                                    Certificates.

ERISA Eligibility:                  All offered Certificates will be ERISA
                                    eligible (other than the Class R
                                    Certificate).

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.

PAX Mortgage Loans:                 The Pool 2 Mortgage Loans with prepayment
                                    penalty provisions, for which the seller owns the servicing rights (the "PAX Mortgage
                                    Loans"). The PAX Mortgage Loans are related to the Class 2-PAX Certificates.

AX Mortgage Loans:                  The Pool 2 Mortgage Loans other than the PAX
                                    Mortgage Loans (the "AX Mortgage Loans").
                                    The AX Mortgage Loans are related to the Class 2-AX Certificates.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Adjusted Net WAC:                   The "Adjusted Net WAC" for Pool 2 for each
                                    Distribution Date will be the weighted
                                    average, based on their respective principal balances, of the interest rates on:

                                    (1) an obligation having a principal balance equal to the aggregate principal balance of the Pool 2 PAX Mortgage Loans and bearing interest at a rate equal to the lesser of
                                    (x) approximately [4.19%] (y) the weighted average Net Mortgage Rate of the Pool 2 PAX Mortgage Loans at the beginning of the related Due Period and, (2) an obligation having a principal balance equal to the aggregate principal balance of the Pool 2 AX Mortgage Loans and bearing interest at a rate equal to the lesser of (x) approximately [4.19%] and (y) the weighted average Net Mortgage Rate of the Pool 2 AX Mortgage Loans at the beginning of the related Due Period.


Interest Rates:                     Class 1-A1 will bear interest at a rate
                                    equal to Net WAC of Mortgage Pool 1 less
                                    0.44% per annum until the October 2003
                                    Distribution Date (month 5). Beginning with the accrual period in October 2003 the Class
                                    1-A1 will accrue interest at the Net WAC of Mortgage Pool 1.

                                    Class 1-AX will bear interest at a rate
                                    equal to 0.44% per annum based on a Notional
                                    Balance until the Distribution Date in
                                    October 2003 (month 5). The Notional Balance of the Class 1-AX on any Distribution Date up to and including the Distribution Date in October 2003 will be equal to the Class 1-A1 principal balance prior to distributions for the related Distribution Date. The Class 1-AX will not be entitled to distributions of any kind after the Distribution Date in October 2003.

                                    Class R will bear interest at a rate equal to the Net WAC of the Mortgage Pool 1.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 2-A will bear interest at a rate equal
                                    [4.19%] per annum up to and including the distribution date in [March 2008 (month
                                    58)]; provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 2 is less than approximately [4.19%], the interest rate for the Class 2-A shall equal the Adjusted Net WAC for Mortgage Pool 2 plus approximately [0.113%.] Beginning with the distribution date in [April 2008], the Class
                                    2-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                                    Class 2-AX will bear interest at a rate
                                    equal to [4.19%] per annum until the
                                    distribution date in [March 2008 (month 58)] based on a Notional Amount. After the distribution date in [March 2008], the Class 2-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 2-AX on any distribution date up to and including the distribution date in March 2008 will be equal to the following:

                                    The balance of the Pool 2 AX Mortgage Loans multiplied by the following fraction:

                                    The excess, if any, of (1) the Net WAC of Pool 2 AX Mortgage Loans over (2) the initial annual certificate interest rates on the

                                              Class 2-A Certificates
                                              ----------------------
                                                     [4.19%]
                                         The initial Class 2-AX Notional Amount
                                               is approximately $[].

                                    Class 2-PAX will bear interest at a rate equal to [4.19%] per annum until the distribution date in [March 2008 (month 58)] based on a Notional Amount. After the distribution date in [March 2008], the Class 2-PAX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 2-PAX on any distribution date up to and including the distribution date in [March 2008] will be equal to the following:

                                    The balance of the Pool 2 PAX Mortgage Loans multiplied by the following fraction:

                                    The excess, if any, of (1) the Net WAC of Pool 2 PAX Mortgage Loans over (2) the initial annual certificate interest rates on the

                                              Class 2-A Certificates
                                              ----------------------
                                                     [4.19%]

                                        The initial Class 2-PAX Notional Amount
                                              is approximately $[].

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 3-A will bear interest at a rate equal
                                    to the lesser of (i) [4.50%] per annum and
                                    (ii) the Net WAC of Mortgage Pool 3, up to and including the distribution date in [December 2007 (month 55).] Beginning with the distribution date in [January 2008], the Class 3-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.

                                    Class 3-AX will bear interest at a rate
                                    equal to [4.00%] per annum until the
                                    distribution date in [December 2007 (month
                                    55)] based on a Notional Amount. After the distribution date in [December 2007], the Class 3-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 3-AX on any distribution date up to and including the distribution date in [December 2007] will be equal to the following:

                                    The balance of the Class 3-A Senior
                                    Certificate multiplied by the following
                                    fraction:

                                    The excess, if any, between (1) the Net WAC
                                            of Pool 3 and (2) [4.45%]
                                    -------------------------------------------
                                                    [4.00%]

                                    The initial Class 3-AX Notional Amount is
                                              approximately $[].

                                    Class 4-A will bear interest at a rate equal to the lesser of (i) [4.50%] per annum and
                                    (ii) the Net WAC of Mortgage Pool 4, up to and including the distribution date in [March 2010 (month 82).] Beginning with the distribution date in [April 2010], the Class 4-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 4.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 4-AX will bear interest at a rate
                                    equal to [4.00%] per annum until the
                                    distribution date in [March 2010 (month 82)] based on a Notional Amount. After the distribution date in [March 2010], the Class
                                    4-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 4-AX on any distribution date up to and including the distribution date in [March 2010] will be equal to the following:

                                    The balance of the Class 4-A Senior
                                    Certificate multiplied by the following
                                    fraction:

                                    The excess, if any, between (1) the Net WAC
                                           of Pool 4 and (2) [4.45%]
                                    -------------------------------------------
                                                   [4.00%]

                                    The initial Class 4-AX Notional Amount is
                                             approximately $[].

                                    Class B1-I will bear interest at a rate
                                    equal to the lesser of (i) 1-month LIBOR +
                                    [1.35%] per annum and (ii) the Net WAC of Mortgage Pool 1.

                                    Class B1-I-X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Net WAC of Mortgage Pool 1 over (b) the Class B1-I per annum rate, based on a notional balance equal to the Class B1-I principal balance prior to distributions for the related distribution date.

                                    Class B2-I will bear interest at a rate
                                    equal to the lesser of (i) 1-month LIBOR +
                                    [1.85%] per annum and (ii) the Net WAC of Mortgage Pool 1.

                                    Class B2-I-X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Net WAC of Mortgage Pool 1 over (b) the Class B2-I per annum rate, based on a notional balance equal to the Class B2-I principal balance prior to distributions for the related distribution date.

                                    Classes B1-II and B2-II will bear interest at a per annum rate equal to the Net WAC of Mortgage Pool 2, Pool 3, and Pool 4.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Classes B3, B4, B5 and B6 are
                                    cross-collateralized subordinates for
                                    payments of principal, interest and
                                    allocation of losses. The Class B3, B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the underlying subordinate rates weighted by the corresponding "Modified Group Subordinate
                                    Amounts".

                                    The Modified Group Subordinate Amounts are calculated as follows:

                                    Modified Group Subordinate Amount Pool 1:
                                    -----------------------------------------

                                    Total Mortgage Pool 1 collateral, less (i) the current principal balance of the Pool 1 Senior Bonds, (ii) the current principal balance of the Class B1-I and (iii) the current principal balance of the Class B2-I (in each case excluding notional balances).

                                    Modified Group Subordinate Amount Pools 2
                                    through 4:
                                    ------------------------------------------

                                    Total Mortgage pools 2 thorough 4
                                    collateral, less (i) the current principal balance of pools 2 through 4 Senior Bonds,
                                    (ii) the current principal balance of the Class B1-II and (iii) the current principal balance of the Class B2-II (in each case excluding notional balances).

                                    The underlying subordinate rates are
                                    calculated as follows:

                                    Underlying Subordinate Rate, Mortgage
                                    Pool 1:
                                    ------------------------------------------
                                    The Pool 1 underlying subordinate rate will be equal to the Net WAC of Mortgage Pool 1.

                                    Underlying Subordinate Rate, Mortgage Pools
                                    2 through 4:
                                    -------------------------------------------

                                    For each Mortgage Pool (except Pool 2), the
                                    Underlying Subordinate Rate will equal the corresponding Mortgage Pool Net WAC.

                                    For the accrual period up to and including
                                    March 2008, the Pool 2 Underlying
                                    Subordinate Rate will be equal to the lesser of (i) approximately 4.19% (the initial weighted-average pass-through rate for Class 2-A) and (ii) the Adjusted Net WAC of Mortgage Pool 2. Beginning with the accrual period starting in February 2008 (month 58), the Pool 2 Underlying Subordinate Rate will be equal to the Net WAC of collateral in Pool 2.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE




Terms of the Offering (cont.):

Credit Enhancement:                 Senior/subordinate, shifting interest
                                    structure. The credit enhancement
                                    information shown below is subject to final rating agency approval.

                                    Mortgage Pool 1 Senior Certificates:
                                    ------------------------------------
                                    Credit enhancement for the Mortgage Pool 1
                                    Senior Certificates will consist of the
                                    subordination of the Class B1-I, Class
                                    B1-I-X, Class B2-I, Class B2-I-X, Class B3,
                                    Class B4, Class B5 and Class B6.

                                    Mortgage pools 2 through 4 Senior
                                    Certificates:
                                    ---------------------------------
                                    Credit enhancement for the Mortgage Pools 2 through 4 Senior Certificates will consist of the subordination of the Class B1-II, Class B2-II, Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:                    If all of the credit support features have
                                    been extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Principal Distributions
-----------------------

Shifting Interest Structure with 7 year lockout*

Group I = Mortgage Pool 1

Group II = Mortgage Pool 2, Pool 3, and Pool 4

Initial Group I Senior Enhancement % = 6.00%

Group I Senior Enhancement % = Group I Subordinate Amount / Group I Collateral balance

Initial Group II Senior Enhancement % = 5.20%

Group II Senior Enhancement % = Group II Subordinate Amount / Group II Collateral balance

o If the Group I Senior Enhancement % is less than 2 times the Initial Group I Senior Enhancement % OR if the Group II Senior Enhancement % is less than 2 times the Initial Group II Senior Enhancement %:

     --------------------------------------- -------------------------------
          Distribution Dates (months)                   Shift %
     --------------------------------------- -------------------------------
                     1 - 84                               100%
     --------------------------------------- -------------------------------
                    85 - 96                               70%
     --------------------------------------- -------------------------------
                    97 - 108                              60%
     --------------------------------------- -------------------------------
                   109 - 120                              40%
     --------------------------------------- -------------------------------
                   121 - 132                              20%
     --------------------------------------- -------------------------------
                      133+                                 0%
     --------------------------------------- -------------------------------

o If the Group I Senior Enhancement % is greater than or equal to 2 times the Initial Group I Senior Enhancement % AND if the Group II Senior Enhancement % is greater than or equal to 2 times the Initial Group II Senior Enhancement %:

     --------------------------------------- -------------------------------
          Distribution Dates (months)                   Shift %
     --------------------------------------- -------------------------------
                     1 - 36                               50%
     --------------------------------------- -------------------------------
                      37+                                  0%
     --------------------------------------- -------------------------------

(If the respective AAA loss coverage for both Groups doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the respective group Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA loss coverage for both Groups doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective group Senior bond percentage only, subject to cumulative loss and delinquency tests).


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE




Principal Distributions (cont.)
-------------------------------

For each of Mortgage Pool 1 and Mortgage Pool 2, Pool 3, and Pool 4 calculate the following:
--------------------------------------------------------------------------------

Pool Senior%      = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate% = 100% - Pool Senior %

Pool Prepayment%  = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Pre-payment Principal and (b) Pool Prepayment%

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Pre-payment Principal and ii) Pool Senior PDA


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:
-----------------------------
Pool 1 Senior PDA sequentially as follows:
     1) Pay sequentially to Class R and Class 1-A1, in that order, until reduced to zero.

Pool 2 Senior PDA as follows:
     1)  Pay Class 2-A until reduced to zero.

Pool 3 Senior PDA as follows:
     1)  Pay Class 3-A until reduced to zero.

Pool 4 Senior PDA as follows:
     1)  Pay Class 4-A until reduced to zero.


II.  Pay Subordinate PDA as follows*:
     *Subject to credit support tests
--------------------------------------
     Pool 1 Subordinate PDA:
     1) Pay Class B1-I and B2-I on a pro-rata basis an amount equal to the product of (a) Group I Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-I and B2-I and the denominator which is the current balance of the Class B1-I, B2-I and the Pool 1 Modified Group Subordinate Amount, until reduced to zero.

     Pools 2 through 4 Subordinate PDA:
     1) Pay Class B1-II and B2-II on a pro-rata basis an amount equal to the product of (a) Group II Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-II and B2-II and the denominator which is the current balance of the Class B1-II, B2-II and the Pools 2 through 4 Modified Group Subordinate Amount, until reduced to zero.

III. Pay all remaining Subordinate PDA without regard to mortgage group as follows*:
--------------------------------------------------------------------------------
     *Subject to credit support tests

     1) Pay to Class B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules (cont.):
--------------------------------

(1) The Subordinate Amounts are calculated as follows:

Group I Subordinate Amount:
---------------------------

Pool 1 Subordinate Amount:
--------------------------

Total Mortgage Pool 1 collateral less the current principal balance of the Pool 1 Senior Bonds (excluding notional balances).

Group II Subordinate Amount:
----------------------------

Total Mortgage Pools 2 through 4 collateral less the current principal balance of the Mortgage Pool 2 through 4 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:
--------------------------

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:
--------------------------

Total Mortgage Pool 3 collateral less the current principal balance of the Mortgage Pool 3 Senior Bonds (excluding notional balances).

Pool 4 Subordinate Amount:
--------------------------

Total Mortgage Pool 4 collateral less the current principal balance of the Mortgage Pool 4 Senior Bonds (excluding notional balances).

------------------------------------------------------------------------------
                                    Contacts
-------------------------------------------------------------------------------
     MBS Trading                  Brendan Garvey              (212) 526-8315
                                  Brian Hargrave              (212) 526-8320

-------------------------------------------------------------------------------
     Residential Finance          Stan Labanowski             (212) 526-6211
                                  Mike Hitzmann               (212) 526-5806
                                  Andrea Lenox                (212) 526-9637
                                  Darius Houseal              (212) 526-9466

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
-------------------

----------------------------------------------------------------------------------------------------------------------------------
                                         6-month Non-Hybrid      5/1 & 5/25 Hybrid          5/1 Hybrid         7/1 & 7/23 Hybrid
                                                ARMs                   ARMs                    ARMs                  ARMs
                                               Pool 1                 Pool 2                  Pool 3                Pool 4
                                               ------                 ------                  ------                -------

Total Number of Loans                                   375                    1,573                     239                  116
Total Outstanding Loan Balance                 $175,886,914             $724,612,448             $94,115,073          $70,641,173
Average Loan Principal Balance                     $469,032                 $460,656                $393,787             $608,976
Range of Loan Principal Balance         $44,728 - 4,000,000     $35,935 - $3,999,650   $100,000 - $1,000,000 $63,600 - $2,925,000
Weighted Average Coupon                              4.604%                   5.519%                  5.345%               5.707%
Range of Coupons                            2.125% - 5.625%          3.875% - 8.500%         4.250% - 6.625%      4.000% - 7.125%
Weighted Average Margin                              2.719%                   2.282%                  2.279%               2.258%
Range of Margins                            0.187% - 2.875%          2.000% - 5.500%         2.250% - 2.750%      2.000% - 2.875%
Weighted Average Initial Periodic Cap                1.000%                   5.927%                  5.000%               5.897%
Range of Initial Periodic Caps              1.000% - 1.000%          3.000% - 6.000%         5.000% - 5.000%      5.000% - 6.000%
Weighted Average Periodic Cap                        1.000%                   1.986%                  2.000%               2.023%
Range of Periodic Caps                      1.000% - 1.000%          1.000% - 2.000%         2.000% - 2.000%      2.000% - 6.000%
Weighted Average Maximum Rate                       10.602%                  11.448%                 10.347%              11.604%
Weighted Average Floor                               2.719%                   2.282%                  2.279%               2.258%

Weighted Average Original Term (mo.)                    360                      360                     360                  360

Weighted Average Remaining Term (mo.)                   359                      359                     357                  359
Range of Remaining Term (mo.)                     344 - 360                179 - 360               351 - 358            344 - 360
Weighted Average Original LTV                        65.69%                   66.01%                  69.06%               62.95%
Range of Original LTV                        8.02% - 95.00%         12.91% - 100.00%         27.95% - 90.00%      18.80% - 95.00%
Weighted Average FICO                                   721                      721                     740                  724
Range of FICO                                     627 - 810                620 - 838               638 - 813            624 - 815
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
-------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  6-month Non-Hybrid     5/1 & 5/25 Hybrid        5/1 Hybrid      7/1 & 7/23 Hybrid
                                                        ARMs                   ARMs                  ARMs               ARMs
                                                       Pool 1                 Pool 2                Pool 3             Pool 4
                                                       ------                 ------                ------             ------
Lien Position
First                                                     100.0%                100.0%                 100.0%            100.0%
Second                                                      0.0%                  0.0%                   0.0%              0.0%
Geographic Distribution
(Other states account individually for
less than                                           CA -  40.64%           CA - 57.13%            CA - 35.00%       CA - 43.85%
7% of the Cut-off Date principal balance)             GA - 8.95%            CO - 9.45%            TX - 13.90%       NY - 10.26%
                                                      FL - 8.67%                                                     CO - 7.30%
                                                      CO - 7.98%
Occupancy Status
Primary Home                                              76.73%                81.50%                 94.64%            88.54%
Investment                                                15.80%                13.01%                  0.00%             7.29%
Second Home                                                7.47%                 5.49%                  5.36%             4.17%

Delinquency Statistics
Current                                                     100%               100.00%                100.00%           100.00%
One Payment Delinquent                                     0.00%                 0.00%                  0.00%             0.00%

Loans with Prepayment Penalites
Total Number of Loans                                        214                   500                      0                50
Total Principal Balance                             $102,018,947          $245,113,538                     $0       $31,674,685
% of Principal Balance                                    58.00%                33.83%                  0.00%            44.84%
Weighted Average Coupon                                   4.623%                5.600%                  0.00%            5.659%

Loans without  Prepayment Penalites
Total Number of Loans                                        161                  1073                    239                66
Total Principal Balance                              $73,867,967          $479,498,910            $94,115,073       $38,966,489
% of Principal Balance                                    42.00%                66.17%                100.00%            55.16%
Weighted Average Coupon                                   4.576%                5.478%                 5.345%            5.746%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                 Net Effective Margin Table - Bond 1-A1

                    GROUPS CROSSED AT AND BELOW BBB
                          Settle as of 05/30/03
      --------------------------------------------------------------------
                        Bond Summary - Bond 1-A1
      --------------------------------------------------------------------

      Initial Coupon:   3.907                    Type: Floater
            Orig Bal:  164,981,000
            Orig Not:  164,981,000            Formula: (6m LIBOR)+246.19bp
              Factor:  1.0000000     Cap/Floor/Margin: 10.35/2.46/2.46
         Factor Date:  05/25/03              Next Pmt: 06/25/03
               Delay:  24                       Cusip: 86359ABP
      --------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
             15.00 CPR          20.00 CPR        25.00 CPR           28.00 CPR          30.00 CPR      35.00 CPR        40.00 CPR
            Libor6m 1.260      Libor6m 1.260    Libor6m 1.260      Libor6m 1.260      Libor6m 1.260    Libor6m 1.260   Libor6m 1.260
------------------------------------------------------------------------------------------------------------------------------------
Price     NEM    Duration    NEM    Duration   NEM    Duration   NEM     Duration   NEM    Duration  NEM   Duration   NEM   Duration
------------------------------------------------------------------------------------------------------------------------------------
103-04   176.5     4.58     155.7     3.56    132.8     2.86    117.8      2.54    107.5     2.35    80.5     1.98    51.1     1.69
103-05   175.8              154.9             131.8             116.6              106.2             79.0             49.3
103-06   175.1              154.0             130.7             115.4              105.0             77.5             47.5
103-07   174.5              153.2             129.6             114.2              103.7             75.9             45.7
103-08   173.8              152.3             128.6             113.0              102.4             74.4             43.9
103-09   173.2     4.59     151.5     3.57    127.5     2.87    111.9      2.54    101.1     2.36    72.9     1.98    42.1     1.69
103-10   172.5              150.6             126.5             110.7              99.8              71.4             40.3
103-11   171.9              149.8             125.4             109.5              98.6              69.9             38.5
103-12   171.2              149.0             124.4             108.3              97.3              68.3             36.8
103-13   170.5              148.1             123.3             107.1              96.0              66.8             35.0
103-14   169.9     4.59     147.3     3.58    122.3     2.87    105.9      2.55    94.7      2.36    65.3     1.98    33.2     1.69
103-15   169.2              146.4             121.2             104.7              93.5              63.8             31.4
103-16   168.6              145.6             120.2             103.6              92.2              62.3             29.6
103-17   167.9              144.7             119.2             102.4              90.9              60.7             27.9
103-18   167.3              143.9             118.1             101.2              89.6              59.2             26.1
103-19   166.6     4.60     143.1     3.58    117.1     2.88    100.0      2.55    88.4      2.37    57.7     1.99    24.3     1.69
103-20   166.0              142.2             116.0             98.8               87.1              56.2             22.5
103-21   165.3              141.4             115.0             97.7               85.8              54.7             20.8
103-22   164.7              140.5             113.9             96.5               84.6              53.2             19.0
103-23   164.0              139.7             112.9             95.3               83.3              51.7             17.2
103-24   163.3     4.60     138.9     3.59    111.8     2.88    94.1       2.55    82.0      2.37    50.2     1.99    15.4     1.70
103-25   162.7              138.0             110.8             93.0               80.7              48.7             13.7
103-26   162.0              137.2             109.8             91.8               79.5              47.1             11.9
103-27   161.4              136.4             108.7             90.6               78.2              45.6             10.1
103-28   160.7              135.5             107.7             89.4               76.9              44.1              8.4
------------------------------------------------------------------------------------------------------------------------------------
Average Life     5.324             3.989            3.120             2.729              2.513            2.081             1.752
First Pay      06/25/03           06/25/03         06/25/03          06/25/03          06/25/03         06/25/03          06/25/03
Last Pay       08/25/19           01/25/16         07/25/13          04/25/12          08/25/11         04/25/10          03/25/09
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Tsy BM  3Mo    6Mo    2YR  3Yr  5YR    10YR   30YR Lib BM  1YR    2YR    3YR    4YR    5YR   7YR     10YR   12YR  15YR   20YR  30YR
------------------------------------------------------------------------------------------------------------------------------------
Yield  1.1571 1.1707 1.7266   3.0056 4.0339 4.9766 Yield 1.3994 2.0541 2.6329 3.0968 3.4731 3.9919 4.5014 4.83814.9970 1.8832 5.2891
Coupon               1.5000   3.0000 3.8750 5.3750
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information. Page 1
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